EXHIBIT 10.2
SECOND AMENDMENT
TO THE
MASTER RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 2014 (this “Amendment”), is entered into by and among T-MOBILE AIRTIME FUNDING LLC, a Delaware limited liability company, as funding seller (the “Funding Seller”), BILLING GATE ONE LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, a public law corporation incorporated under the laws of Germany, as bank purchasing agent and a bank purchaser (the “Bank Purchasing Agent” and a “Bank Purchaser”), T-MOBILE PCS HOLDINGS LLC, a Delaware limited liability company, as servicer (the “Servicer”), and T-MOBILE US, INC., a Delaware corporation, as performance guarantor (the “Performance Guarantor” or “TMUS”). Capitalized terms used and not otherwise defined herein are used as defined in the Master Receivables Purchase Agreement (as defined below).

WHEREAS, the Funding Seller, the Purchaser, the Bank Purchasing Agent, the Servicer and the Performance Guarantor are parties to that certain Master Receivables Purchase Agreement, dated as of February 26, 2014, as heretofore amended by that certain Omnibus Amendment to the Master Receivables Purchase Agreement and Fee Letter, dated as of April 11, 2014, by and among the Funding Seller, the Purchaser, the Bank Purchasing Agent, the Servicer, the Performance Guarantor and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Bank Purchaser (collectively, the “Master Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend the Master Receivables Purchase Agreement in certain respects as provided herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendments to Section 1.1 of the Master Receivables Purchase Agreement.

A.Amendment to the definition of “Discount Rate”. The definition of “Discount Rate” set forth in Section 1.1 of the Master Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Discount Rate” means, (i) with respect to the Closing Date Batch and the Batches related to the first three consecutive Collection Periods following the Closing Cut-Off Date, 0.40%, and (ii) with respect to the June 2014 Batch and all subsequent Batches thereafter, 0.05%, as such percentage may be adjusted from time to time in accordance with the terms hereof.”
B.Amendment to the definition of “Funding Advance Rate”. The definition of “Funding Advance Rate” set forth in Section 1.1 of the Master Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Funding Advance Rate” means, for any Batch, a percentage equal to (a) 100% minus (b) the Discount Rate for such Batch.”
C.Amendment to the definition of “Level 4 Reserve Percentage”. The definition of “Level 4 Reserve Percentage” set forth in Section 1.1 of the Master Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Level 4 Reserve Percentage” means, (i) with respect to the Closing Date, the April 2014 Settlement Date, the May 2014 Settlement Date and the June 2014 Settlement Date, 5.14%, and (ii) with respect to the July 2014 Settlement Date and all subsequent Settlement Dates thereafter, 5.83%, as such percentage may be adjusted from time to time in accordance with the terms hereof.”
D.Amendment to the definition of “Maximum Mandatory Repurchase Percentage”. The definition of “Maximum Mandatory Repurchase Percentage” set forth in Section 1.1 of the Master Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Maximum Mandatory Repurchase Percentage” means, (i) with respect to the Closing Date Batch and the Batches related to the first three consecutive Collection Periods following the Closing Cut-Off Date, 2.20%, and (ii) with respect to the June 2014 Batch and all subsequent Batches thereafter, 1.95%, as amended from time to time pursuant to the provisions of Section 5.5, or any other percentage to which the Funding Seller and the Bank Purchasing Agent may agree in writing from time to time.”
SECTION 2.Insertion of New Section 1.3. Effective as of the date hereof, the Master Receivables Purchase Agreement is hereby amended by the insertion of new Section 1.3, Application of Revised Allocation Levels., following Section 1.2, which will read as follows:

“Section 1.3    Application of Revised Allocation Levels. The parties hereto agree that following any amendment or revision to the definition of Discount Rate or Funding Advance Rate:
(A) for any amount whose determination (or calculation) hereunder is based upon the application of the Discount Rate or the Funding Advance Rate to a particular Batch, to certain Purchased Receivables in a Batch, or to quantities associated with certain Purchased Receivables (including, but not necessarily limited to, Dilutions, Settlement Date Receivables Balances, Collections, Late Collections and Outstanding Balances), the Discount Rate and the Funding Advance Rate that is associated with such Batch (or related to such Purchased Receivables) when such Batch (or related Purchased Receivables) was sold by the Funding Seller to the Purchaser hereunder shall apply when making such determination (or calculation), irrespective of the date of when such determination (or calculation) is in fact made; and
(B) in the event that an amount to be determined hereunder relates to multiple Batches and varying Discount Rates or Funding Advance Rates, such aggregate amount shall be determined by (1) applying each applicable Discount Rate or

Funding Advance Rate, as the case may be, separately to the related Batch or Batches and then (2) aggregating the results obtained by application of the preceding clause.

SECTION 3.Representations and Warranties. Each of the parties hereto hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to the general principals of equity.

SECTION 4.Master Receivables Purchase Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Master Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and reaffirmed by the parties hereto. All references to the Master Receivables Purchase Agreement shall be deemed to mean the Master Receivables Purchase Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Master Receivables Purchase Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 5.Miscellaneous.

A.The section headings in this Amendment are for reference only and shall not affect the construction of this Amendment.

B.This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute on and the same agreement.

C.This Amendment may not be amended or otherwise modified except as provided in the Master Receivables Purchase Agreement.

D.THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY THERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPALS OF CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

T-MOBILE AIRTIME FUNDING LLC, as Funding Seller

By:    /s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

BILLING GATE ONE LLC, as Purchaser
By: Billing Gate One Trust, as Manager

By: Wells Fargo Delaware Trust Company, National Association, solely as Trustee and not in its individual capacity
By: /s/ Sandra Battaglia
Name: Sandra Battaglia
Title: Vice President

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Bank Purchaser and Bank Purchasing Agent

By: /s/ Bjoern Mollner
Name: Bjoern Mollner
Title: Vice President

By: /s/ Graeff
Name: Graeff
Title: ILLEGIBLE

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

T-MOBILE PCS HOLDINGS LLC, as Servicer

By: /s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

T-MOBILE US, INC., as Performance Guarantor

By: /s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

ACKNOWLEDGED AND ACCEPTED:
The Bank of Tokyo-Mitsubishi UFJ, LTD.

By: /s/ Stephan Stamm
Name: Stephan Stamm
Title: Deputy General Manager

By: /s/ Maximilian Knappertsbusch
Name: Maximilian Knappertsbusch
Title: Head of Corporate Banking Division for EMEA, Düsseldorf

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]

ACKNOWLEDGED AND ACCEPTED:
KFW IPEX-BANK GMBH

By: /s/ Sven Wabbels
Name: Sven Wabbels
Title: Director

By: /s/ Sebastian Eberle
Name: Sebastian Eberle
Title: Vice President

[Signature Page to Second Amendment to Master Receivables Purchase Agreement]